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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 20, 2001


                    THE READER'S DIGEST ASSOCIATION, INC.
            (Exact name of registrant as specified in its charter)


           DELAWARE                  1-10434                13-1726769
       (State or other           (Commission File        (I.R.S. Employer
       jurisdiction of                Number)              Identification
       incorporation or                                        Number)
        organization)


               PLEASANTVILLE, NEW YORK               10570-7000
           (Address of principal executive           (Zip Code)
                       offices)

             Registrant's telephone number, including area code:
                                 (914) 238-1000



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ITEM 5.     OTHER EVENTS.

      Filed herewith is the company's news release, issued on August 20, 2001, relating to a senior management change (Exhibit 99.1).


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED
            Not applicable

      (b)   PRO FORMA FINANCIAL INFORMATION
            Not applicable

      (c)   EXHIBITS

            NUMBER                        DESCRIPTION
            ------                        -----------
              99.1      The company's news release, issued on August 20, 2001,
                        relating to a senior management change.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 THE READER'S DIGEST ASSOCIATION, INC.
                                                 (Registrant)


DATE:  August 20, 2001
                                 /s/          CLIFFORD H.R. DUPREE
                                 ---------------------------------------
                                             CLIFFORD H.R. DUPREE
                                      Vice President, Corporate Secretary
                                         and Associate General Counsel


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                                  EXHIBIT INDEX



EXHIBIT NO.                         DESCRIPTION
-----------                         -----------
   99.1       The company's news release, issued on August 20, 2001, relating to a senior management change.


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